UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2005

AURA SYSTEMS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-17249	95-4106894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2335 Alaska Avenue, El Segundo California 90245
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 643-5300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

On June 24, 2005 the Company filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company filed its Chapter 11 bankruptcy petition with the United States Bankruptcy Court for the Central District of California (Los Angeles Division) (the “Bankruptcy Court”), Case Number LA 05-24550 SB. The Company expects to continue its day-to-day business operations as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing by the Company of its voluntary petition for relief under the Bankruptcy Code discussed in Item 1.03 above (the “Triggering Event”) is an event which triggers the acceleration of each of the direct financial obligations of the Company described below:

As of June 24, 2005 the Company was indebted to Koyah Leverage Partners, L.P., a Delaware limited partnership (“Leverage”), for loans bearing interest at the rate of 10% per annum made to the Company by Leverage pursuant to the terms of (i) an Agreement dated as of July 24, 2003 between the Company and Leverage, (ii) Convertible Promissory Notes, each dated as of July 24, 2003, executed by the Company in favor of Leverage, (iii) a Security Agreement dated as of July 24, 2003 executed by the Company in favor of Leverage (as collateral agent for itself and for Koyah Partners, L.P., a Delaware limited partnership (“Koyah”)), (iv) a Stock Pledge Agreement dated as of August 18, 2003 executed by the Company in favor of Leverage (as collateral agent for itself and for Koyah) and (v) a Registration Rights Agreement dated as of August 19, 2004 executed by the Company in favor of Leverage (collectively the “Leverage Agreements”). The Leverage Agreements were amended pursuant to the terms of an Amendment and Conversion Agreement dated as of August 19, 2004 (the “Amendment”) among the Company, Leverage, Koyah, Edgar Appleby, an individual, Prudent Bear Fund, Inc., a Maryland corporation, Koyah Ventures LLC, a Delaware limited liability corporation (“Ventures”) and Raven Partners, LP, a Delaware limited partnership (“Raven”). Upon the Triggering Event all sums due pursuant to the Leverage Agreements, as amended by the Amendment, became immediately due and payable. As of June 24, 2005 the Company was indebted to Leverage in the amount of $3,662,345. Prior to the Triggering Event the indebtedness of the Company to Leverage would mature on August 19, 2005, unless extended for up to four successive three-month periods by the Company’s satisfaction of certain conditions precedent. The Company believes that none of such conditions precedent is likely to be satisfied. The obligations of the Company to Leverage are secured by all of the assets of the Company.

As of June 24, 2005 the Company was indebted to Koyah for loans bearing interest at the rate of 10% per annum made to the Company by Koyah pursuant to the terms of (i) an Agreement dated as of July 24, 2003 between the Company and Koyah, (ii) Convertible Promissory Notes, each dated as of July 24, 2003, executed by the Company in favor of Koyah, (iii) a Security Agreement dated as of July 24, 2003 executed by the Company in favor of Leverage (as collateral agent for Leverage and Koyah), (iv) a Stock Pledge Agreement dated as of August 18, 2003 executed by the Company in favor of Leverage (as collateral agent for itself and for Koyah) and (v) a Registration Rights Agreement dated as of August 19, 2004 executed by the Company in favor of Koyah (collectively the “Koyah Agreements”). The Koyah Agreements were amended pursuant to the terms of the Amendment. Upon the Triggering Event all sums due pursuant to the Koyah Agreements, as amended by the Amendment, became immediately due and payable. As of June 24, 2005 the Company was indebted to Koyah in the amount of $915,586. Prior to the Triggering Event the indebtedness of the Company to Koyah would mature on August 19, 2005, unless extended for up to four successive three-month periods by the Company’s satisfaction of certain conditions precedent. The Company believes that none of such conditions precedent is likely to be satisfied. The obligations of the Company to Koyah are secured by all of the assets of the Company.

As of June 24, 2005 the Company was indebted to Ventures for a loan bearing interest at the rate of 10% per annum made to the Company by Ventures pursuant to the terms of (i) an Agreement dated as of June 14, 2004 between the Company and Ventures, (ii) a Convertible Promissory Note dated as of June 14, 2004 executed by the Company in favor of Ventures, (iii) a Security Agreement dated as of June 14, 2004 executed by the Company in favor of Ventures, (iv) a Stock Pledge Agreement dated as of June 14, 2004 executed by the Company in favor of Ventures and (v) a Registration Rights Agreement dated as of August 19, 2004 executed by the Company in favor of Ventures (collectively the “Ventures Agreements”). The Ventures Agreements were amended pursuant to the terms of the Amendment. Upon the Triggering Event all sums due pursuant to the Ventures Agreements, as amended by the Amendment, became immediately due and payable. As of June 24, 2005 the Company was indebted to Ventures in the amount of $358,392. Prior to the Triggering Event the indebtedness of the Company to Ventures would mature on August 19, 2005, unless extended for up to four successive three-month periods by the Company’s satisfaction of certain conditions precedent. The Company believes that none of such conditions precedent is likely to be satisfied. The obligations of the Company to Ventures are secured by all of the assets of the Company.

As of June 24, 2005 the Company was indebted to Raven for a loan bearing interest at the rate of 10% per annum made to the Company by Raven pursuant to the terms of (i) an Agreement dated as of June 14, 2004 between the Company and Raven, (ii) a Convertible Promissory Note dated as of June 14, 2004 executed by the Company in favor of Raven, (iii) a Security Agreement dated as of June 14, 2004 executed by the Company in favor of Raven, (iv) a Stock Pledge Agreement dated as of June 14, 2004 executed by the Company in favor of Raven and (v) a Registration Rights Agreement dated as of August 19 2004 executed by the Company in favor of Raven (collectively the “Raven Agreements”). The Raven Agreements were amended pursuant to the terms of the Amendment. Upon the Triggering Event all sums due pursuant to the Raven Agreements, as amended by the Amendment, became immediately due and payable. As of June 24, 2005 the Company was indebted to Raven in the amount of $87,726. Prior to the Triggering Event the indebtedness of the Company to Raven would mature on August 19, 2005, unless extended for up to four successive 3 month periods by the Company’s satisfaction of certain conditions precedent. The Company believes that none of such conditions precedent is likely to be satisfied. The obligations of the Company to Raven are secured by all of the assets of the Company.

As of June 24, 2005 the Company was indebted to Koyah Microcap Partners Master Fund, L.P., a Cayman Islands limited partnership (“Microcap”) for loans bearing interest at the rate of 10% per annum made to the Company by Microcap pursuant to the terms of (i) an Agreement dated as of December16, 2004 between the Company and Microcap, (ii) Convertible Promissory Notes dated as of December 16, 2004 and as of December 23, 2004, respectively, executed by the Company in favor of Microcap, (iii) a Security Agreement dated as of December 16, 2004 executed by the Company in favor of Microcap, (iv) a Stock Pledge Agreement dated as of December 16, 2004 executed by the Company in favor of Microcap and (v) a Registration Rights Agreement dated as of December 16, 2004 executed by the Company in favor of Microcap (collectively the “Microcap Agreements”). Upon the Triggering Event all sums due pursuant to the Microcap Agreements, became immediately due and payable. As of June 24, 2005 the Company was indebted to Microcap in the amount of $452,147. Prior to the Triggering Event the indebtedness of the Company to Microcap would mature on August 19, 2005, unless extended for up to four successive three-month periods by the Company’s satisfaction of certain conditions precedent. The Company believes that none of such conditions precedent is likely to be satisfied. The obligations of the Company to Microcap are secured by all of the assets of the Company.

As of June 24, 2005 the Company was indebted to Ezra Meyer, an individual (“Meyer”) for loans bearing interest at the rate of 10% per annum made to the Company by Meyer pursuant to the terms of (i) an Agreement dated as of May 13, 2005 between the Company and Meyer, (ii) a Convertible Promissory Note dated as of May 13, 2005 executed by the Company in favor of Meyer, (iii) a Security Agreement dated as of May 13, 2005 executed by the Company in favor of Meyer, (iv) a Stock Pledge Agreement dated as of May 13, 2005 executed by the Company in favor of Meyer and (v) a Registration Rights Agreement dated as of May 13, 2005 executed by the Company in favor of Meyer (collectively the “Meyer Agreements”). Upon the Triggering Event all sums due pursuant to the Meyer Agreements, became immediately due and payable. As of June 24, 2005 the Company was indebted to Meyer in the amount of $101,178. Prior to the Triggering Event the indebtedness of the Company to Meyer would mature on August 19, 2005, unless extended for up to four successive three-month periods by the Company’s satisfaction of certain conditions precedent. The Company believes that none of such conditions precedent is likely to be satisfied. The obligations of the Company to Meyer are secured by all of the assets of the Company.

The Company, Leverage, Koyah, Ventures, Raven, Microcap and Meyer are parties to an Intercreditor Agreement, dated as of January 19, 2004, as amended as of May 13, 2005 (as so amended, the “Intercreditor Agreement”) in connection with the consummation of the transactions contemplated by the Meyer Agreements. This Intercreditor Agreement allocates the relative priorities of the liens held by each of the parties thereto on the assets of the Company.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

None

(b)	Pro Forma Financial Information.

None

(c)	Exhibits

99.1	Press Release of the Company dated June 24, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2005	AURA SYSTEMS, INC..

	By:	/s/ Raymond Yu
Raymond Yu,
President and Chief Executive Officer

EXHIBIT INDEX
No.	Document

99.1	Press Release of the Company dated June 24, 2005.